Conformed Copy

FIRST AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of the 2nd day of June, 2006, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the “Parent”), its Subsidiaries (other than Excluded Subsidiaries and the Non-Borrower Subsidiaries) listed on Schedule 1 to the Credit Agreement defined below (together with the Parent, collectively the “Borrowers”), each lender from time to time party to the Credit Agreement (collectively, the “Lenders” and, individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are party to that certain Amended and Restated Revolving Credit Agreement dated as of April 28, 2005, (as the same may be amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrowers on the terms set forth therein;

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement, and the Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

2.             Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by deleting the table contained within the definition of “Applicable Rate” in its entirety and substituting in lieu thereof the following table:

Applicable Rate
Level	Ratio of Consolidated Total Funded Debt to Consolidated EBITDA	Base Rate Loans	Eurodollar Rate Loans	Commitment Fee

I	Less than 2.75:1.00	0.00%	1.50%	0.375%

II	Greater than or equal to 2.75:1.00 and less than 3.25:1.00	0.00%	1.75%	0.375%

III	Greater than or equal to 3.25:1.00 and less than 3.75:1.00	0.25%	2.00%	0.500%

IV	Greater than or equal to 3.75:1.00 and less than 4.25:1.00	0.50%	2.25%	0.500%

V	Greater than or equal to 4.25:1.00 and less than 4.75:1.00	0.50%	2.50%	0.500%

VI	Greater than or equal to 4.75:1.00	0.50%	2.75%	0.500%

3.             Amendments to Section 7.06 of the Credit Agreement. Section 7.06 of the Credit Agreement is hereby amended by deleting the ratio “4.50:1.00” which appears in subsection (i) of such Section and substituting in place thereof the words “a ratio which is 0.25:1.00 less than the Consolidated Total Funded Debt to Consolidated EBITDA covenant then in effect.”

4.             Amended to Section 7.11 of the Credit Agreement. Section 7.11 of the Credit Agreement is hereby amended by:

       (a)           deleting the ratio “2.75:1.00” which appears in subsection (a) of such Section and substituting in place thereof the words “(i) 2.75:1.00 for the fiscal quarter ending on July 31, 2006 through and including the fiscal quarter ending on April 30, 2007, (ii) 2.50:1.00 for the fiscal quarter ending on July 31, 2007 through and including the fiscal quarter ending on July 31, 2008, and (iii) 2.75:1.00 for the fiscal quarter ending on October 31, 2008 and every fiscal quarter thereafter.”

       (b)           deleting the ratio “4.75:1.00” which appears in subsection (b) of such Section and substituting in place thereof the words “(i) 5.25:1.00 for the fiscal quarter ending on July 31, 2006 through and including the fiscal quarter ending on April 30, 2007, (ii) 5.00:1.00 for the fiscal quarter ending on July 31, 2007 through and including the fiscal quarter ending on April 30, 2008, and (iii) 4.75:1.00 for the fiscal quarter ending on July 31, 2008 and every fiscal quarter thereafter; provided, however, that, notwithstanding the foregoing, in the event the Parent converts all of the Series A Preferred Stock into shares of its common stock as permitted under Section 7.06 of the Credit Agreement, commencing at the end of the fiscal quarter in which such conversion occurs, and as at the end of every fiscal quarter thereafter, the Borrowers shall not permit such ratio to exceed 4.75:1.00.”

       (c)           deleting the ratio “3.00:1.00” which appear in subsection (c) of such Section and substituting in place thereof the words “(i) 3.35:1.00 for the fiscal quarter ending on July 31, 2006 through and including the fiscal quarter ending on April 30, 2007, and (ii) 3.25:1.00 for the fiscal quarter ending on July 31, 2007 and every fiscal quarter thereafter.”

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       (d)           deleting the words “1.75 multiplied by the sum of depreciation and landfill amortization expense for such 12-month period (calculated in accordance with GAAP)” which appear at the end of subsection (e) of such Section and substituting in place thereof the words “the sum of depreciation and landfill amortization expense for such 12-month period (calculated in accordance with GAAP) multiplied by (i) 2.00 for each of the fiscal years ending, respectively, on April 30, 2006 and April 30, 2007, and (ii) 1.75 for every fiscal year thereafter.”

5.             No Waiver. Except as a result of the amendments set forth in §§2, 3 and 4 of this First Amendment, nothing contained herein shall be deemed to (i) constitute a waiver of any Default or Event of Default that may heretofore or hereafter occur or have occurred and be continuing or to otherwise modify any provision of the Credit Agreement, or (ii) give raise to any defenses or counterclaims to Administrative Agent’s or any of the Lenders’ right to compel payment of the Obligations when due or to otherwise enforce their respective rights and remedies under the Credit Agreement and the other Loan Documents.

6.             Amendment Fee. The Borrowers hereby promise to pay to each Lender which consents to this First Amendment on or before the Effective Date, in consideration of each such Lender entering into this First Amendment, a cash amount equal to five (5) basis points on such consenting Lender’s Commitment, which fee shall be earned as of the Effective Date.

7.             Conditions to Effectiveness. This First Amendment shall become effective as of the date (the “Effective Date”) when each of the following conditions is met:

       (a)           receipt by the Administrative Agent of this First Amendment duly and properly authorized, executed and delivered by each of the respective parties hereto;

       (b)           receipt by the Administrative Agent of payment in cash of the amendment fee required by §6 above; and

       (c)           payment of all of the Administrative Agent’s reasonable legal fees and expenses incurred in the connection with the preparation and negotiation of this First Amendment.

8.             Representations and Warranties. The Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

       (a)           The execution, delivery and performance of this First Amendment and the transactions contemplated hereby (i) are within the corporate (or the equivalent company or partnership) authority of each of the Borrowers, (ii) have been duly authorized by all necessary corporate (or other) proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers so as to materially adversely affect the assets, business or any activity of the Borrowers, and (iv) do not conflict with any provision of the corporate charter, articles or bylaws (or equivalent other company or partnership documents) of the Borrowers or any agreement or other instrument binding upon the Borrowers, including, without limitation, the Indenture.

       (b)           The execution, delivery and performance of this First Amendment will result in valid and legally binding obligations of the Borrowers enforceable against each in accordance

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with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.

       (c)           The execution, delivery and performance by the Borrowers of this First Amendment and the transactions contemplated hereby do not require any approval or consent of, or filing with, any governmental agency or authority other than those already obtained, if any.

       (d)           The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and except to the extent of changes resulting from transactions contemplated or permitted by this Agreement (as amended by the First Amendment) and changes occurring in the ordinary course of business which singly or in the aggregate do not have a Material Adverse Effect. For purposes of this Section 8(d), the representations and warranties contained in Section 5.05(a) shall be deemed to refer to the most recent statements furnished pursuant to Section 6.04(a).

       (e)           After giving effect to this First Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

9.             Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This First Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this First Amendment.

10.          GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

11.          Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this First Amendment to Amended and Restated Revolving Credit Agreement as a sealed instrument as of the date first set forth above.

BORROWERS:

CASELLA WASTE SYSTEMS, INC.

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Senior Vice President and Chief Financial Officer

ALL CYCLE WASTE, INC.
ATLANTIC COAST FIBERS, INC.
B. AND C. SANITATION CORPORATION
BLASDELL DEVELOPMENT GROUP, INC.
BRISTOL WASTE MANAGEMENT, INC.
CASELLA TRANSPORTATION, INC.
CASELLA WASTE MANAGEMENT OF CAPE COD, INC.
CASELLA WASTE MANAGEMENT OF HOLLISTON, INC.
CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.
CASELLA WASTE MANAGEMENT OF N.Y., INC.
CASELLA WASTE MANAGEMENT OF
PENNSYLVANIA, INC.
CASELLA WASTE MANAGEMENT, INC.
C.V. LANDFILL, INC.
FOREST ACQUISITIONS, INC.
GRASSLANDS, INC.
HAKES C & D DISPOSAL, INC.
HARDWICK LANDFILL, INC.

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature Page to First Amendment to Amended and Restated Credit Agreement
for Casella Waste Systems, Inc. and Certain of its Subsidiaries

HIRAM HOLLOW REGENERATION CORP.
K-C INTERNATIONAL, LTD.
KTI BIO-FUELS, INC.
KTI ENVIRONMENTAL GROUP, INC.
KTI NEW JERSEY FIBERS, INC.
KTI OPERATIONS, INC.
KTI SPECIALTY WASTE SERVICES, INC.
KTI, INC.
MECKLENBURG COUNTY RECYCLING, INC.
NATURAL ENVIRONMENTAL, INC.
NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.
NEW ENGLAND WASTE SERVICES OF ME, INC.
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
NEW ENGLAND WASTE SERVICES, INC.
NEWBURY WASTE MANAGEMENT, INC.
NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH
NORTHERN SANITATION, INC.
PERC, INC.
PINE TREE WASTE, INC.
R.A BRONSON, INC.
RESOURCE RECOVERY SYSTEMS OF SARASOTA, INC.
RESOURCE TRANSFER SERVICES, INC.
RESOURCE WASTE SYSTEMS, INC.
SCHULTZ LANDFILL, INC.
SOUTHBRIDGE RECYCLING & DISPOSAL PARK, INC.
SUNDERLAND WASTE MANAGEMENT, INC.
WASTE-STREAM, INC.
WESTFIELD DISPOSAL SERVICES, INC
WINTERS BROTHERS, INC.

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

CASELLA NH INVESTORS CO. LLC

By:	KTI, Inc., its sole member

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

CASELLA NH POWER CO., LLC

By:	KTI, Inc., its sole member

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

CASELLA RTG INVESTORS CO., LLC

By:	Casella Waste Systems, Inc., its sole member

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Senior Vice President and Chief Financial Officer

THE HYLAND FACILITY ASSOCIATES

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Duly Authorized Agent

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

By:	KTI Environmental Group, Inc., its general partner

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

PERC MANAGEMENT COMPANY, Limited Partnership

By:	PERC, Inc., its general partner

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

ROCHESTER ENVIRONMENTAL PARK LLC

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

CWM ALL WASTE LLC

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Duly Authorized Agent

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

GROUNDCO LLC

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Duly Authorized Agent

NEWSME LANDFILL OPERATIONS LLC

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Duly Authorized Agent

ROCKINGHAM SAND & GRAVEL, LLC

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Duly Authorized Agent

TEMPLETON LANDFILL LLC

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Duly Authorized Agent

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

CASELLA MAJOR ACCOUNT SERVICES LLC

By:		Casella Waste Systems, Inc., its sole member

By:		/s/ Richard A. Norris
Name: Richard A. Norris
Title: Senior Vice President and Chief Financial Officer

CASELLA WASTE SERVICES OF ONTARIO LLC

By:		New England Waste Services of N.Y., Inc., its sole member

By:		/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

NEWS OF WORCESTER LLC

By:		Casella Waste systems, Inc., its sole member

By:		/s/ Richard A. Norris
Name: Richard A. Norris
Title: Senior Vice President and Chief Financial Officer

NH INVESTORS CO., LLC

By:		Casella NH Investors Co., LLC
By:		Casella NH Power Co., LLC

	By:	KTI, Inc.

	By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

RECOVERY TECHNOLOGIES OPERATIONS LLC

By:	NH Investors Co., LLC

	By:	Casella NH Investors Co., LLC
	By:	Casella NH Power Co., LLC

	By:	KTI, Inc.

	By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

TRILOGY GLASS LLC

By:	New England Waste Services of N.Y., Inc., its sole member

	By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

BLUE MOUNTAIN RECYCLING, LLC

By:	FCR, LLC, its manager

	By:	/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

CHEMUNG LANDFILL LLC

By:	New England Waste Services of N.Y., Inc., its sole member

	By:	/s/ John W. Casella
Name: John W. Casella
Title: Vice President and Secretary

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

COLEBROOK LANDFILL LLC

By:		New England Waste Services, Inc., its sole member

	By:	/s/ John W. Casella
Name: John W. Casella
Title: Vice President and Secretary

LEWISTON LANDFILL LLC

By:		New England Waste Services of ME, Inc., its sole member

	By:	/s/ John W. Casella
Name: John W. Casella
Title: Vice President and Secretary

FAIRFIELD COUNTY RECYCLING, LLC

By:		/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

FCR CAMDEN, LLC

By:		/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

FCR FLORIDA, LLC

By:		/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

FCR GREENSBORO, LLC

By:	/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

FCR GREENVILLE, LLC

By:	/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

FCR MORRIS, LLC

By:	/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

FCR REDEMPTION, LLC

By:	/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

FCR TENNESSEE, LLC

By:	/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

KTI RECYCLING OF NEW ENGLAND, LLC

By:	/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

RESOURCE RECOVERY SYSTEMS, LLC

By:	/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

U.S. FIBER, LLC

By:	/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

FCR, LLC

By:	/s/ John W. Casella
Name: John W. Casella
Title: President and Secretary

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Carol G. Alm
Name: Carol G. Alm
Title: Assistant Vice President

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Maria F. Maia
Name: Maria F. Maia
Title: Managing Director

BANK OF AMERICA, N.A.
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Maria F. Maia
Name: Maria F. Maia
Title: Managing Director

TD Banknorth, N.A.

By:	/s/ E Kirke Hart
Name: E Kirke Hart
Title: S.V.P.

CALYON NEW YORK BRANCH

By:	/s/ F. Frank Herrera
Name: F. Frank Herrera
Title: Director

By:	/s/ Ronald G. Moore
Name: Ronald G. Moore
Title: Director

Citizens Bank of Massachusetts

By:	/s/ Cindy Chen
Name: Cindy Chen
Title: Senior Vice President

Comerica Bank

By:	/s/ Michael R. Schmidt
Name: Michael R. Schmidt
Title: Assistant Vice President

JPMorgan Chase Bank, N.A.
Lender

By:	/s/ James Murphy
Name: James Murphy
Title: VP

La Salle Bank National Association

By:	/s/ Shaun Kleinman
Name: Shaun Kleinman
Title: Vice President

Merrill Lynch Capital, a division of Merrill Lynch Financial Services, Inc.

By:	/s/ Kelli O’Connell
Name: Kelli O’Connell
Title: Vice President

NATIONAL CITY BANK

By:	/s/ Laura J. Rowley
Name: Laura J. Rowley
Title: Vice President

RAYMOND JAMES BANK, FSB

By:	/s/ Mark E. Moody
Name: Mark E. Moody
Title: Senior Vice President

Sovereign Bank

By:	/s/ Elisabet C. Hayes
Name: Elisabet C. Hayes
Title: VP

Wachovia Bank, N.A.

By:	/s/ John G. Taylor
Name: John G. Taylor
Title: Vice President